SECOND AMENDMENT TO
EMPLOYMENT AGREEMENT

This Second Amendment to EMPLOYMENT AGREEMENT (this “Second Amendment”), is made and entered into as of July 23, 2021 (the “Effective Date”) by and between Insmed Incorporated, a Virginia corporation (the “Company”), and Roger Adsett (the “Executive”) (each of the Executive and the Company, a “Party”, and collectively, the “Parties”).

WHEREAS, the Executive has been performing services as an employee to the Company pursuant to that certain Employment Agreement between the Company and the Executive dated September 27, 2016 (the “Employment Agreement”) and the first Amendment dated July 31, 2019;

WHEREAS, the Executive and the Company mutually desire to amend the Employment Agreement to revise the Executive’s principal location of employment or service as described in Section 5(c); and

WHEREAS, this Second Amendment, dated as of the Effective Date, between the parties contains the entire agreement between the Executive and the Company and supersedes any and all prior agreements, arrangements and understandings regarding the subject matter contained herein.

NOW, THEREFORE, in consideration of the premises and agreements set forth herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and the Executive hereby agree that, as of the Effective Date of this Second Amendment, the Employment Agreement shall be amended as follows:

1.Section 5(c) is hereby amended and restated in its entirety as follows (changes indicated in bold):

(c) Working Facilities. During the Term of Employment, the Company shall furnish the Executive with an office, administrative help and such other facilities similar to those provided to similarly situated executives of the Company. The Executive’s principal location of employment or service (subject to reasonable travel) shall be Greenville, DE.

1.Except as modified by this Second Amendment, all other terms and conditions of the Employment Agreement remain in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Second Amendment, effective as of the date set forth above.

INSMED INCORPORATED
Insmed Incorporated, a Virginia corporation

By: /s/William H. Lewis
Name: William H. Lewis
Title: Chair and CEO

EXECUTIVE

/s/Roger Adsett
Name: Roger Adsett